UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported): August 23, 2004


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                           Commission File No. 0-17712

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                         PEGASUS AIRCRAFT PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)


                         State of Organization: Delaware
                   IRS Employer Identification No. 84-1099968
      Four Embarcadero Center, 35th Floor, San Francisco, California 94111
                           Telephone - (415) 434-3900











                        This document consists of 3 pages

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Item 8.01.    Other Events

         Pegasus Aircraft Partners, L.P. (the "Partnership") is making a final distribution to its Limited Partners on August 23, 2004. Pursuant to the Partnership's Limited Partnership Agreement ("Partnership Agreement"), the amount of the distribution is allocated to the Limited Partners based on their Capital Account balances prior to this final distribution. Upon completion of the distribution, the Partnership will have completed its winding up and dissolution and will be terminated in accordance with its Partnership Agreement.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PEGASUS AIRCRAFT PARTNERS, L.P.
                                            (Registrant)

                                            By:  Air Transport Leasing, Inc.
                                                 Administrative General Partner


    August 24, 2004                         By:  /S/CLIFFORD B. WATTLEY
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                                                 Clifford B. Wattley
                                                 President and Director



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